UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 12, 2004


                        CIT Equipment Collateral 2002-VT1
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                  000-49841                  77-0298311
(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


                            c/o The Bank of New York
                        Attn: Corporate Trust Department,
                        CIT Equipment Collateral 2002-VT1
                        101 Barclay Street, Floor 12 East
                            New York, New York 10286
              (Address of principal executive offices and zip code)


       Registrants' telephone number, including area code: (212) 328-7538



                                       N/A
          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14A-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 9.01.         FINANCIAL STATEMENTS AND EXHIBITS.

(c). Exhibits.

     The following are filed herewith. The exhibit numbers correspond with items 601(b) of Regulation S-K.

EXHIBIT NO.                         DESCRIPTION
99.1                                Pool Data Report


                                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CIT EQUIPMENT COLLATERAL 2002-VT1


                                         By: CIT FINANCIAL USA, INC.,
                                         as Servicer


                                         By: /s/ Barbara Callahan
                                             ------------------------------
                                             Name:   Barbara Callahan
                                             Title:  Vice President




Dated:   October 12, 2004

Exhibit 99.1 - Pool Data Report

CIT EQUIPMENT COLLATERAL 2002-VT1
COMPOSITION OF CONTRACT POOL
at June 30, 2004


                                                            WEIGHTED            WEIGHTED            AVERAGE
                                        CURRENT              AVERAGE            AVERAGE             REQUIRED
                           NUMBER      REQUIRED             ORIGINAL           REMAINING             PAYOFF
                            OF          PAYOFF               TERM                TERM                AMOUNT
                         CONTRACTS      AMOUNT              (RANGE)             (RANGE)             (RANGE)
                         ---------      ------              -------             -------             -------
                          42,809      $232,359,813       55.66 months        23.17 months          $5,428
                                                       (24 to 84 months)   (0 to 55 months)    ($0 to $5,201,213)

TYPE OF CONTRACT
at June 30, 2004


                                              % OF
                                              TOTAL                                    % OF
                           NUMBER             NUMBER               REQUIRED            REQUIRED
                           OF                 OF                   PAYOFF              PAYOFF
                                                                   AMOUNT              AMOUNT
                                                                   ------              ------
True Leases                28,501              66.58             159,955,749           68.84%
Finance Lease              14,308              33.42              72,404,064           31.16
   Total             --------------------------------------------------------------------------
                           42,809             100.00%            232,359,813          100.00%
                     ==========================================================================


CIT EQUIPEMLENT  COLLATERAL 2002-VT1
GEOGRAPHICAL DISTRIBUTION
(BASED ON OBLIGOR BILLING ADDRESS)
at June 30, 2004


                                           TOTAL                             % OF
                            NUMBER         NUMBER          REQUIRED         REQUIRED
                             OF              OF             PAYOFF           PAYOFF
STATE                     CONTRACTS      CONTRACTS          AMOUNT           AMOUNT
-----                     ---------      ---------          ------           ------

Alabama                       426          1.00%            1,315,619         0.57%
Alaska                         85           0.20              210,310          0.09
Arizona                       745           1.74            2,848,345          1.23
Arkansas                      235           0.55              861,667          0.37
California                  5,442          12.71           25,148,172         10.82
Colorado                      875           2.04            3,515,330          1.51
Connecticut                   785           1.83            4,732,181          2.04
Delaware                      168           0.39              807,077          0.35
District of Columbia          300           0.70            4,513,705          1.94
Florida                     2,952           6.90           10,458,764          4.50
Georgia                     1,205           2.81            8,805,497          3.79
Hawaii                         74           0.17              231,286          0.10
Idaho                         114           0.27              323,164          0.14
Illinois                    1,079           2.52           16,475,038          7.09
Indiana                       609           1.42            3,605,467          1.55
Iowa                          240           0.56            1,318,659          0.57
Kansas                        223           0.52            2,352,036          1.01
Kentucky                      290           0.68              984,184          0.42
Louisiana                     412           0.96              733,208          0.32
Maine                          77           0.18              156,147          0.07
Maryland                      882           2.06            3,618,568          1.56
Massachusetts               1,650           3.85            8,379,169          3.61
Michigan                    1,445           3.38           10,023,741          4.31
Minnesota                     786           1.84            4,555,660          1.96
Mississippi                   232           0.54              862,886          0.37
Missouri                      562           1.31            3,606,479          1.55
Montana                       117           0.27              204,699          0.09
Louisiana                     141           0.33              548,116          0.24
Nevada                        233           0.54              829,105          0.36
New Hampshire                 221           0.52              617,871          0.27
New Jersey                  2,604           6.08           20,244,234          8.71
New Mexico                    229           0.53              585,666          0.25
New York                    4,010           9.37           24,549,020         10.57
North Carolina              1,074           2.51            5,482,697          2.36
North Dakota                   35           0.08              423,491          0.18
Ohio                        1,183           2.76            5,676,196          2.44
Oklahoma                      387           0.90            1,589,246          0.68
Oregon                        579           1.35            2,243,777          0.97
Pennsylvania                2,131           4.98            9,820,332          4.23
Rhode Island                  200           0.47              722,797          0.31
South Carolina                487           1.14            2,164,226          0.93
South Dakota                   92           0.21              260,531          0.11
Tennessee                     758           1.77            4,166,537          1.79
Texas                       3,273           7.65           14,791,662          6.37
Utah                          204           0.48            1,020,708          0.44
Vermont                        82           0.19              358,950          0.15
Virginia                    1,078           2.52            4,358,439          1.88
Washington                  1,044           2.44            7,247,980          3.12
West Virginia                 140           0.33              576,713          0.25
Wisconsin                     539           1.26            3,287,373          1.41
Wyoming                        75           0.18              147,091          0.06
                       -----------------------------   -----------------------------
                           42,809            100%         232,359,813           100%
                       =============================   =============================



CIT EQUIPMENT COLLATERAL 2002-VT1
PAYMENT STATUS
at June 30, 2004



                                                            TOTAL                             % OF
                                           NUMBER           NUMBER          REQUIRED        REQUIRED
                                             OF              OF              PAYOFF          PAYOFF
DAYS DELINQUENT                           CONTRACTS       CONTRACTS          AMOUNT          AMOUNT
---------------                           ---------       ---------         --------       ---------

Current, including 1 to 30 day
  delinquent contracts                     40,786          95.27%         225,086,082           96.87%
31-60 days delinquent                       1,117           2.61            4,313,668            1.86
61-90 days delinquent                         415           0.97            1,490,355            0.64
91-120 days delinquent                        213           0.50              687,101            0.30
Over 120 days delinquent                      278           0.65              782,606            0.34
                                         ---------       ---------        ------------        --------
Total                                      42,809         100.00%         232,359,813          100.00%






Equipment Type
at June 30, 2004




                                           NUMBER          NUMBER 0.00%     REQUIRED         REQUIRED
Finance Lease                                                                  OF              PAYOFF
TYPE OF EQUIPMENT                         CONTRACTS       CONTRACTS          AMOUNT           AMOUNT
------------------                        ---------       ---------          ------           ------

Computers                                  28,355          66.24           54,299,541          23.37%
Telecommunications                          8,864          20.71%         127,759,867          54.98
General Office Equipment/Copiers            3,201           7.48           24,992,495          10.76
Automotive                                  1,839           4.30           12,249,556           5.27
Computer Software                             207           0.48           10,883,485           4.68
Other (1)                                     343           0.80            2,174,869           0.94
                                         ---------       ---------        ------------        --------
Total                                      42,809         100.00%         232,359,813         100.00%



(1) Includes $71,457 as the largest and $6,341 as the average Required Payoff Amount Telecommunications

CIT EQUIPMENT COLLATERAL 2002-VT1
REQUIRED PAYOFF AMOUNT
at June 30, 2004



                                                            TOTAL                             % OF
                                           NUMBER           NUMBER          REQUIRED        REQUIRED
                                             OF              OF              PAYOFF          PAYOFF
REQUIRED PAYOFF AMOUNT                    CONTRACTS       CONTRACTS          AMOUNT          AMOUNT
----------------------                    ---------       ---------         --------       ---------

            0.01 - 5,000.00                34,540          80.68%         $45,553,420         19.60%
       5,000.01 - 10,000.00                 4,008           9.36           27,977,229         12.04
      10,000.01 - 15,000.00                 1,472           3.44           18,027,258          7.76
      15,000.01 - 25,000.00                 1,382           3.23           26,419,724         11.37
      25,000.01 - 50,000.00                   833           1.95           28,813,344         12.40
     50,000.01 - 100,000.00                   352           0.82           24,043,777         10.35
    100,000.01 - 150,000.00                   101           0.24           12,347,277          5.31
    150,000.01 - 250,000.00                    57           0.13           10,960,482          4.72
    250,000.01 - 500,000.00                    48           0.11           16,588,834          7.14
  500,000.01 - 1,000,000.00                     8           0.02            5,931,192          2.55
1,000,000.01 - 1,500,000.00                     4           0.01            5,125,469          2.21
1,500,000.01 - 2,500,000.00                     3           0.01            5,370,594          2.31
 2,500,000.01- 5,201,212.56                     1           0.00            5,201,213          2.24%
                                          ---------     ---------      ---------------     ---------
                      Total                42,809        100.00%          232,359,813        100.00
                                          =========     =========      ===============     ===========



REMAINING TERM
at June 30, 2004



                                                          TOTAL                             % OF
                                        NUMBER           NUMBER            REQUIRED        REQUIRED
                                          OF               OF               PAYOFF          PAYOFF
REMAINING TERMS OF CONTRACTS           CONTRACTS        CONTRACTS           AMOUNT          AMOUNT
----------------------------           ---------        ---------          --------       ---------

months
  0- 12                                 21,554            50.35%          40,459,528         17.41%
 13- 24                                 14,580            34.06           71,627,055         30.83
 25- 36                                  6,641            15.51          110,336,751         47.49
 37- 48                                     29             0.07            8,362,577          3.60
 49- 60                                      5             0.01            1,573,901          0.68
                                       ---------        ---------      ---------------     --------
   Total                                42,809           100.00%        $232,359,813        100.00%
                                       =========        =========      ===============     ========

CIT EQUIPEMLENT COLLATERAL 2002-VT1
TYPES OF OBLIGOR
at June 30, 2004


                                                          TOTAL                             % OF
                                        NUMBER           NUMBER            REQUIRED        REQUIRED
                                          OF               OF               PAYOFF          PAYOFF
TYPES OF OBLIGOR                       CONTRACTS        CONTRACTS           AMOUNT          AMOUNT
-----------------                      ---------        ---------          --------       ---------

Services Organizations (1)              15,929           37.21%          101,489,107        43.68%
Manufacturing                            4,075            9.52            33,896,716        14.59
Financial Services Institutions          3,272            7.64            21,911,322         9.43
Wholesale Trade                          2,104            4.91            13,757,758         5.92
Retail Trade                             2,664            6.22            12,925,432         5.56
Medical /Healthcare Organizations        1,855            4.33            11,077,813         4.77
Other (2)                                9,139           21.35            10,502,542         4.52
Communications & Utilities                 510            1.19             8,543,217         3.68
Transportation                             667            1.56             6,589,304         2.84
Construction                             1,441            3.37             4,544,369         1.96
Printing & Publishing                      460            1.07             3,334,414         1.44
Government                                 326            0.76             2,254,479         0.97
Resources & Agriculture                    367            0.86             1,533,340         0.66
                                      ----------      ----------      ---------------    -----------
Total                                   42,809          100.00%          232,359,813       100.00%
                                      ==========      ==========      ===============    ============

(1)  Primarily:   Miscellaneous  Services  Organizations  (27.2%);  Engineering,
Accounting and Research (16.3%); Auto Repair Services & Parts (13.0%); Business Services (10.3%); and Membership Organizations (7.3%).

(2) Includes $211,112 as the largest required payoff amount relating to a single obligor.

     As shown in the table above, the servicer's records lists 4.52% of the total required payoff amount in the category of "Other" types of obligor. The servicer notes that the collateral securing approximately 3.68% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 0.84% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.


OBLIGOR CONCENTRATION


                                                                         % OF
                                 NUMBER      % OF TOTAL     REQUIRED   REQUIRED
OBLIGORS (INLUDING CONTRACTS       OF         NUMBER OF      PAYOFF      PAYOFF
 SECURING VENDOR LOANS)         CONTRACTS     CONTRACTS      AMOUNT      AMOUNT
-----------------               ---------     ---------     --------  ---------

Top 5 Obligors                    140          0.33%     $15,898,363     6.84 %


The  Top  5  obligors   conduct   business  in  the   Services,   Manufacturing,
Transportation and Financial Institution industries.

CIT EQUIPEMENT TRUST 2002-VT1
SCHEDULED PAYMENTS FROM THE CONTRACTS
at June 30, 2004


    COLLECTION           SCHEDULED             COLLECTION          SCHEDULED
      PERIOD             CASHFLOWS               PERIOD             CASHFLOWS
    ---------            ---------              --------            ---------
Positive Rent Due        4,248,268.34

       July-2004         15,452,374.02        November-2006        2,250,413.62
     August-2004         15,332,416.74        December-2006        1,863,639.17
  September-2004         14,014,468.60         January-2007        1,440,999.41
    October-2004         14,110,786.03        February-2007        1,022,796.11
   November-2004         12,089,272.07           March-2007          579,837.46
   December-2004         11,099,556.72           April-2007          402,647.44
    January-2005         10,437,199.64             May-2007          367,336.23
   February-2005          9,394,703.58            June-2007          318,857.18
      March-2005          8,839,737.57            July-2007          248,863.38
      April-2005          8,886,445.08          August-2007          244,134.46
        May-2005          8,622,762.31       September-2007          240,891.92
       June-2005          8,554,856.45         October-2007          239,451.77
     August-2005          8,295,185.50        November-2007          237,479.35
  September-2005          8,055,331.42        December-2007          235,771.97
    October-2005          7,859,511.93         January-2008          225,413.11
   November-2005          7,577,406.90        February-2008          225,414.11
   December-2005          7,346,529.00           March-2008           89,088.23
    January-2006          7,154,505.39           April-2008           33,618.83
   February-2006          6,890,021.43             May-2008           33,618.83
      March-2006          6,471,964.32            June-2008           33,618.83
      April-2006          6,029,781.33            July-2008           33,618.83
        May-2006          5,533,064.13          August-2008           33,618.83
       June-2006          5,051,435.85       September-2008           33,618.83
       July-2006          4,529,282.09         October-2008           33,619.83
     August-2006          4,110,333.69        November-2008           11,345.63
  September-2006          3,515,820.40        December-2008            6,519.36
    October-2006          2,915,795.82         January-2009            6,276.76
                                              February-2009                  -